Exhibit 10.9

PUGNACIOUS ENDEAVORS, INC.

2015 STOCK OPTION PLAN

NOTICE OF GRANT

Unless otherwise defined in this Notice of Grant, the terms defined in the Pugnacious Endeavors, Inc. 2015 Stock Option Plan (the “Plan”) shall have the same defined meanings herein.

TO: ___________________

You have been granted an Option to purchase Class A Common Stock of Pugnacious Endeavors, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Notice of Grant and the attached Stock Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	____Incentive Stock Option

____Nonstatutory Stock Option

Expiration Date

Vesting Schedule:

This Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

[vesting schedule]

The Shares underlying this Option shall cease vesting immediately upon the termination of your employment agreement by you or viagogo Inc. for any reason whatsoever.

PUGNACIOUS ENDEAVORS, INC.

2015 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

1) Grant of Option. The Company hereby grants to Optionee named in the Notice of Grant to which this Stock Option Agreement is attached (“Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference, the Notice of Grant and this Stock Option Agreement. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that this Option exceeds the $100,000 rule of Code Section 422(d), this Option shall instead be treated as a Nonstatutory Stock Option (“NSO”).

2) Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and in accordance with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company (including, without limitation, with respect to Optionee’s investment intent with respect to the Exercised Shares). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws and/or with the requirements of any stock exchange upon which the Common Stock may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3) Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4) Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the one hundred eighty (180) day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5) Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company, or any Administrator appointed thereby, in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within thirty (30) days after the date of the Notice, (ii) any such sale or other transfer is effected in accordance with any Applicable Laws and (iii) the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s Immediate Family or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean a spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

6) Offer to Purchase All Shares (Drag-Along Rights). Upon the exercise by Optionee of the Option hereunder, Optionee acknowledges and agrees that Optionee will comply with the provisions of this Section 6 as follows. If (i) the stockholders of the Company, whether individually or as a group, receive a bona fide offer to purchase all, but not less than all, of the issued and outstanding shares of capital stock of the Company (the “Stock”), in a single transaction or a series of related transactions, and (ii) stockholders owning not less than fifty percent (50%) of the issued and outstanding shares of voting securities of the Company (the “Electing Stockholders”), based on the maximum number of votes such shares of voting securities may cast with respect to any matter submitted to the vote of all stockholders of the Company, elect in writing to accept such bona fide offer and to consummate the sale of such Stock contemplated therein (the “Sale”), and so notify all other stockholders (the “Non-Electing Stockholders”) in writing of such election, then each and every stockholder shall be required to sell all of such stockholder’s shares of Stock pursuant to such bona fide offer and to cooperate in good faith with each other stockholder in consummating the Sale. Without limiting the generality of the foregoing, if the Sale is structured as: (i) a merger or consolidation, the Non-Electing Stockholders shall waive all dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation; or (ii) a sale of securities, the Non-Electing Stockholders shall agree to sell all but not less than all of their shares of Stock on the terms and conditions of the Sale. The Non-Electing Stockholders shall take such other necessary or desirable actions in connection with the consummation of the Sale as may be reasonably requested by the Electing Stockholders or the Company. Notwithstanding anything set forth herein to the contrary, the rights of the Stockholders set forth in this Section 6 shall in all instances supersede the rights of the Company and/or its assignee(s) set forth in Section 5 above. Notwithstanding anything to the contrary contained in this Section 6, no Non-Electing Stockholder shall (a) be required to make any representations or warranties or provide indemnification in connection with any Sale other than with respect to title to its Stock, required consents and authorizations and absence of conflicts with laws, regulations and agreements, in each case only with respect to the sale of Stock by such Non-Electing Stockholder, or (b) be responsible or otherwise liable in connection with any Sale other than with respect to such representations warranties or indemnities and only to the extent of the net proceeds received by such Non-Electing Stockholder from such Sale.

7) Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a) cash or check;

(b) consideration received by the Company under a formal cashless exercise or net exercise program adopted by the Company in connection with the Plan; or

(c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

8) Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. As a condition to the exercise of this Option, the Company may require Optionee to make any representation or warranty to the Company as may be required by any Applicable Laws.

9) Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

10) Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, the Notice of Grant and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee. The validity and enforceability of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

12) No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE NOTICE OF GRANT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

13) Breach of Employment Contract. Notwithstanding anything to the contrary set forth in this Agreement, in the event of any breach by Optionee of Optionee’s employment agreement with viagogo Inc., the Company shall have the right and option, exercisable in its sole and absolute discretion, to take either or both of the following actions by delivering written notice thereof to Optionee:

(a) the Company may cause all or any portion of the Shares theretofore acquired by Optionee upon the exercise of the Option to be forfeited to the Company without any further action being required on the part of the Company or Optionee, and for no consideration whatsoever being required to be paid to Optionee; and

(b) the Company may cause all of the unvested Options to cease vesting, and the Company may cause all of the fully-vested but unexercised Options, if any, to be forfeited to the Company without any further action being required on the part of the Company or Optionee, and for no consideration whatsoever being required to be paid to Optionee

Optionee acknowledges receipt of a copy of the Plan, the Notice of Grant and this Stock Option Agreement and represents that he or she is familiar with the terms and provisions thereof and hereof, and hereby accepts this Option subject to all of the terms and provisions thereof and hereof. Optionee has reviewed the Plan, the Notice of Grant and this Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement and fully understands all provisions of this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Notice of Grant or this Stock Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	COMPANY:
Pugnacious Endeavors, Inc.

Signature

Print Name

Residence Address

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan, the Notice of Grant and this Stock Option Agreement. In consideration of Pugnacious Endeavors, Inc.’s granting his or her spouse the right to purchase Shares as set forth in the Plan, the Notice of Grant and this Stock Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney in fact for the undersigned with respect to any amendment or exercise of rights under the Plan, the Notice of Grant or this Stock Option Agreement.

Spouse of Optionee

EXHIBIT A

PUGNACIOUS ENDEAVORS, INC.

2015 STOCK OPTION PLAN

EXERCISE NOTICE

Pugnacious Endeavors, Inc.

c/o viagogo Inc.

888 7th Avenue, Suite 302

New York, New York 10106

Attention: General Counsel

1. Exercise of Option. Effective as of today, ___________, 20__, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Class A Common Stock (the “Shares”) of Pugnacious Endeavors, Inc. (the “Company”) under and pursuant to the 2015 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated __________, 20__ (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Certain Transfer Restrictions. Optionee acknowledges and agrees that Optionee may not sell, transfer or otherwise dispose of any Shares except in compliance with Section 5 of the Option Agreement, and any such attempted sale, transfer or disposition in violation thereof shall be null and void ab initio and shall not bind the Company.

6. Compliance. Optionee acknowledges and agrees that Optionee will comply with all of Optionee’s obligations under the Option Agreement, including, without limitation, all of Optionee’s obligations under Section 6 thereof.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Governing Law; Severability. The validity and enforceability of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	Pugnacious Endeavors, Inc.

Signature

Print Name

Address:	Address:

c/o viagogo Inc.
888 7th Avenue, Suite 302
New York, New York 10106

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	[FIRST] [MIDDLE] [LAST]

COMPANY:	Pugnacious Endeavors, Inc.

SECURITY:	CLASS A COMMON STOCK

AMOUNT:	[$__________]

DATE:	[ ]

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state or federal securities laws.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than one (1) year, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(c) Optionee further understands that in the event all of the applicable requirements of Rules 701 or 144 under the Securities Act are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:______________________________________

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